UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement dated as of January 1, 2005, providing for the issuance of Structured Asset Securities Corporation Trust Mortgage Pass-Through Certificates, Series 2005-NC1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-NC1, which was made on July 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.03 of the Trust Agreement for the distribution on July 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: July 28, 2005
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-7

Page 12-15
Page 16-19
Page 20-23
Page 24-27
Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC5NC1
SASC5NC1_200507_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Jan-05
25-Feb-05
27-Feb-40
Parties to The Transaction
Issuer: Lehman Brothers Inc.
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Moody's Investors Service, Inc./Fitch, Inc./Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.366418%
3.314380%
3.460000%
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-NC1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
Distribution
Statement Date:
ABN AMRO Acct: 722341.1
808.942540468
98.138697542
0.000000000
710.803842926
2.457163144
Fixed
0.00
0.00
0.000000000
3.6450000000%
0.000000000
86359BX63
A1
26,688,000.00
2,619,125.56
0.00
18,969,932.96
65,576.77
21,589,058.52
1000.000000000
0.000000000
0.000000000
1000.000000000
3.266666542
Fixed
0.00
0.00
0.000000000
3.9200000000%
0.000000000
86359BX71
A2
26,813,000.00
0.00
0.00
26,813,000.00
87,589.13
26,813,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.458333501
Fixed
0.00
0.00
0.000000000
4.1500000000%
0.000000000
86359BX89
A3
9,931,000.00
0.00
0.00
9,931,000.00
34,344.71
9,931,000.00
878.340392872
49.526305670
0.000000000
828.814087203
2.469176837
3.7600000000%
0.00
0.00
0.000000000
3.6143800000%
0.000000000
86359BX97
A4
223,686,000.00
11,078,341.21
0.00
185,394,107.91
552,320.29
196,472,449.12
1000.000000000
0.000000000
0.000000000
1000.000000000
3.013406546
4.0200000000%
0.00
0.00
0.000000000
3.8743800000%
0.000000000
86359BY21
A5
39,474,000.00
0.00
0.00
39,474,000.00
118,951.21
39,474,000.00
719.733704076
99.829156434
0.000000000
619.904547642
1.922541448
3.5800000000%
0.00
0.00
0.000000000
3.4343800000%
0.000000000
86359BY39
A6
101,391,000.00
10,121,778.00
0.00
62,852,741.99
194,928.40
72,974,519.99
1000.000000000
0.000000000
0.000000000
1000.000000000
2.756739969
3.6900000000%
0.00
0.00
0.000000000
3.5443800000%
0.000000000
86359BY47
A7
117,459,000.00
0.00
0.00
117,459,000.00
323,803.92
117,459,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.850073402
3.8100000000%
0.00
0.00
0.000000000
3.6643800000%
0.000000000
86359BY54
A8
19,073,000.00
0.00
0.00
19,073,000.00
54,359.45
19,073,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.899999892
Fixed
0.00
0.00
0.000000000
4.6800000000%
0.000000000
86359BY62
A9
22,282,216.00
0.00
0.00
22,282,216.00
86,900.64
22,282,216.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.358333001
Fixed
0.00
0.00
0.000000000
5.2300000000%
0.000000000
86359BY70
A10
10,820,784.00
0.00
0.00
10,820,784.00
47,160.58
10,820,784.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.908333023
Fixed
0.00
0.00
0.000000000
4.6900000000%
0.000000000
86359BY88
A11
10,726,000.00
0.00
0.00
10,726,000.00
41,920.78
10,726,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.943406564
3.9300000000%
0.00
0.00
0.000000000
3.7843800000%
0.000000000
86359BY96
M1
22,122,000.00
0.00
0.00
22,122,000.00
65,114.04
22,122,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.958962242
3.9500000000%
0.00
0.00
0.000000000
3.8043800000%
0.000000000
86359BZ20
M2
12,845,000.00
0.00
0.00
12,845,000.00
38,007.87
12,845,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.982295235
3.9800000000%
0.00
0.00
0.000000000
3.8343800000%
0.000000000
86359BZ38
M3
12,844,000.00
0.00
0.00
12,844,000.00
38,304.60
12,844,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.161184427
4.2100000000%
0.00
0.00
0.000000000
4.0643800000%
0.000000000
86359BZ46
M4
16,413,000.00
0.00
0.00
16,413,000.00
51,884.52
16,413,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.200074074
4.2600000000%
0.00
0.00
0.000000000
4.1143800000%
0.000000000
86359BZ53
M5
4,995,000.00
0.00
0.00
4,995,000.00
15,984.37
4,995,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.588961603
4.7600000000%
0.00
0.00
0.000000000
4.6143800000%
0.000000000
86359BZ61
M6
7,136,000.00
0.00
0.00
7,136,000.00
25,610.83
7,136,000.00
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.366418%
3.314380%
3.460000%
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-NC1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
Distribution
Statement Date:
ABN AMRO Acct: 722341.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.666740471
4.8600000000%
0.00
0.00
0.000000000
4.7143800000%
0.000000000
86359BZ79
M7
7,136,000.00
0.00
0.00
7,136,000.00
26,165.86
7,136,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.366740471
5.7600000000%
0.00
0.00
0.000000000
5.6143800000%
0.000000000
86359BZ87
M8
7,136,000.00
0.00
0.00
7,136,000.00
31,161.06
7,136,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.522295404
5.9600000000%
0.00
0.00
0.000000000
5.8143800000%
0.000000000
86359BZ95
M9
7,136,000.00
0.00
0.00
7,136,000.00
32,271.10
7,136,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.522295541
5.9600000000%
0.00
0.00
0.000000000
5.8143800000%
0.000000000
86359B3V1
B
3,925,000.00
0.00
0.00
3,925,000.00
17,750.01
3,925,000.00
914.897658460
0.000000000
0.000000000
881.518639772
2.851353408
0.00
0.00
0.000000000
2.7933392107%
0.000000000
N
9ABST7968
X
713,599,311.97
0.00
0.00
629,051,094.83
2,034,723.83
652,870,339.60
1000.000000000
0.000000000
0.000000000
1000.000000000
3689834.700000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST7976
P
100.00
0.00
0.00
100.00
368,983.47
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST7984
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
710,032,100.00
649,303,127.63
28,173,062.21
Total
625,483,882.86
23,819,244.77
0.00
4,353,817.44
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Statement Date:
Cash Reconciliation Summary
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,611,926.20
0.00
0.00
Less Other Adjustment
0.00
Total
Unscheduled Interest:
Prepayment Penalties
368,983.47
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
368,983.47
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(149.11
0.00
)
(1,209.21
0.00
)
(261,502.97
0.00
)
(5,440.59
0.00
)
(5,440.59
445,298.26
40,636.23
485,934.49
26,617.88
23,306,692.40
0.00
0.00
0.00
23,333,310.28
23,819,244.77
27,661,615.87
27,661,615.87
652,870,339.60
4,097
485,934.49
23,333,310.28
122
0.00
0.00
0
0.00
0
629,051,094.83
3,975
54,755.81
527,275.10
40,636.23
370,887.20
73,682.59
673,390.78
247,773.68
0.00
0.00
24,255.63
272,029.31
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(247,773.68
3,836,930.51
Interest Not Advanced (
Current Period
)
)
(694.17
371,581.37
Less Non Recovered
)
(224,771.51
)
(21,709.45
0.00
0.00
3,567,311.97
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
23,819,244.77
0.00
23,819,244.77
Principal Distribution Amount
)
(260,293.76
3,982,813.40
3,842,371.10

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Statement Date:
Cash Reconciliation Summary Pool 1
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
678,129.03
0.00
0.00
Less Other Adjustment
0.00
Total
Unscheduled Interest:
Prepayment Penalties
41,924.78
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
41,924.78
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(71.59
0.00
0.00
0.00
)
(59,056.71
0.00
)
(5,440.59
0.00
)
(5,440.59
122,663.24
6,630.02
129,293.26
4,864.37
2,484,967.93
0.00
0.00
0.00
2,489,832.30
2,619,125.56
3,273,624.40
3,273,624.40
120,720,738.51
830
129,293.26
2,489,832.30
13
0.00
0.00
0
0.00
0
118,101,612.95
817
8,876.54
60,957.62
6,630.02
41,033.69
11,395.01
72,607.84
47,460.35
0.00
0.00
2,839.96
50,300.31
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(47,460.35
649,058.26
Interest Not Advanced (
Current Period
)
0.00
41,033.69
Less Non Recovered
)
(29,383.46
)
(4,111.55
0.00
0.00
3,567,311.97
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
23,819,244.77
0.00
23,819,244.77
Principal Distribution Amount
)
(59,056.71
719,162.72
654,498.84

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Statement Date:
Cash Reconciliation Summary Pool 2
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,562,131.75
0.00
0.00
Less Other Adjustment
0.00
Total
Unscheduled Interest:
Prepayment Penalties
177,357.84
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
177,357.84
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(65.44
0.00
0.00
0.00
)
(114,279.50
0.00
)
(5,440.59
0.00
)
(5,440.59
195,207.39
19,513.37
214,720.76
15,582.10
10,848,038.35
0.00
0.00
0.00
10,863,620.45
11,078,341.21
12,772,506.83
12,772,506.83
281,478,113.12
1,944
214,720.76
10,863,620.45
58
0.00
0.00
0
0.00
0
270,399,771.91
1,886
27,546.92
250,389.02
19,513.37
174,585.16
35,494.03
323,223.53
105,564.19
0.00
0.00
11,718.36
117,282.55
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(105,564.19
1,688,725.03
Interest Not Advanced (
Current Period
)
)
(326.90
174,912.06
Less Non Recovered
)
(101,750.65
)
(11,566.26
0.00
0.00
3,567,311.97
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
23,819,244.77
0.00
23,819,244.77
Principal Distribution Amount
)
(114,279.50
1,736,716.91
1,694,165.62

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Statement Date:
Cash Reconciliation Summary Pool 3
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,371,665.42
0.00
0.00
Less Other Adjustment
0.00
Total
Unscheduled Interest:
Prepayment Penalties
149,700.85
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
149,700.85
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(12.07
0.00
)
(1,209.21
0.00
)
(88,166.76
0.00
)
(5,440.59
0.00
)
(5,440.59
127,427.63
14,492.84
141,920.47
6,171.41
9,973,686.12
0.00
0.00
0.00
9,979,857.53
10,121,778.00
11,615,484.64
11,615,484.64
250,671,487.97
1,323
141,920.47
9,979,857.53
51
0.00
0.00
0
0.00
0
240,549,709.97
1,272
18,332.35
215,928.46
14,492.84
155,268.35
26,793.55
277,559.40
94,749.14
0.00
0.00
9,697.31
104,446.45
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(94,749.14
1,488,266.05
Interest Not Advanced (
Current Period
)
)
(367.27
155,635.62
Less Non Recovered
)
(93,637.40
)
(6,031.64
0.00
0.00
3,567,311.97
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
23,819,244.77
0.00
23,819,244.77
Principal Distribution Amount
)
(86,957.55
1,526,933.77
1,493,706.64

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from
SWAP Agreement
0.00
30
65,576.77
65,576.77
30/360
0.00
65,576.77
0.00
0.00
0.00
0.00
No
A1
0.00
0.00
0.00
0.00
30
87,589.13
87,589.13
30/360
0.00
87,589.13
0.00
0.00
0.00
0.00
No
A2
0.00
0.00
0.00
0.00
30
34,344.71
34,344.71
30/360
0.00
34,344.71
0.00
0.00
0.00
0.00
No
A3
0.00
0.00
0.00
0.00
28
552,320.29
552,320.29
Act/360
0.00
552,320.29
0.00
0.00
0.00
0.00
No
A4
0.00
0.00
0.00
0.00
28
118,951.21
118,951.21
Act/360
0.00
118,951.21
0.00
0.00
0.00
0.00
No
A5
0.00
0.00
0.00
0.00
28
194,928.40
194,928.40
Act/360
0.00
194,928.40
0.00
0.00
0.00
0.00
No
A6
0.00
0.00
0.00
0.00
28
323,803.92
323,803.92
Act/360
0.00
323,803.92
0.00
0.00
0.00
0.00
No
A7
0.00
0.00
0.00
0.00
28
54,359.45
54,359.45
Act/360
0.00
54,359.45
0.00
0.00
0.00
0.00
No
A8
0.00
0.00
0.00
0.00
30
86,900.64
86,900.64
30/360
0.00
86,900.64
0.00
0.00
0.00
0.00
No
A9
0.00
0.00
0.00
0.00
30
47,160.58
47,160.58
30/360
0.00
47,160.58
0.00
0.00
0.00
0.00
No
A10
0.00
0.00
0.00
0.00
30
41,920.78
41,920.78
30/360
0.00
41,920.78
0.00
0.00
0.00
0.00
No
A11
0.00
0.00
0.00
0.00
28
65,114.04
65,114.04
Act/360
0.00
65,114.04
0.00
0.00
0.00
0.00
No
M1
0.00
0.00
0.00
0.00
28
38,007.87
38,007.87
Act/360
0.00
38,007.87
0.00
0.00
0.00
0.00
No
M2
0.00
0.00
0.00
0.00
28
38,304.60
38,304.60
Act/360
0.00
38,304.60
0.00
0.00
0.00
0.00
No
M3
0.00
0.00
0.00
0.00
28
51,884.52
51,884.52
Act/360
0.00
51,884.52
0.00
0.00
0.00
0.00
No
M4
0.00
0.00
0.00
0.00
28
15,984.37
15,984.37
Act/360
0.00
15,984.37
0.00
0.00
0.00
0.00
No
M5
0.00
0.00
0.00
0.00
28
25,610.83
25,610.83
Act/360
0.00
25,610.83
0.00
0.00
0.00
0.00
No
M6
0.00
0.00
0.00
0.00
28
26,165.86
26,165.86
Act/360
0.00
26,165.86
0.00
0.00
0.00
0.00
No
M7
0.00
0.00
0.00
0.00
28
31,161.06
31,161.06
Act/360
0.00
31,161.06
0.00
0.00
0.00
0.00
No
M8
0.00
0.00
0.00
0.00
28
32,271.10
32,271.10
Act/360
0.00
32,271.10
0.00
0.00
0.00
0.00
No
M9
0.00
0.00
0.00
0.00
28
17,750.01
17,750.01
Act/360
0.00
17,750.01
0.00
0.00
0.00
0.00
No
B
0.00
0.00
0.00
0.00
30
2,034,723.83
2,034,723.83
30/360
0.00
1,519,740.27
0.00
0.00
0.00
0.00
No
X
514,983.56
0.00
0.00
0.00
30
368,983.47
368,983.47
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
514,983.56
0.00
3,469,850.41
4,353,817.44
4,353,817.44
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
1.00
A1
NA
NA
2/27/2040
18,969,932.96
0.00
0.00
21,589,058.52
26,688,000.00
2,619,125.56
0.00
0.00
0.00
0.00
A2
NA
NA
2/27/2040
26,813,000.00
0.00
0.00
26,813,000.00
26,813,000.00
0.00
0.00
0.00
0.00
0.00
A3
NA
NA
2/27/2040
9,931,000.00
0.00
0.00
9,931,000.00
9,931,000.00
0.00
0.00
0.00
0.00
0.00
A4
NA
NA
2/27/2040
185,394,107.91
0.00
0.00
196,472,449.12
223,686,000.00
11,078,341.21
0.00
0.00
0.00
0.00
A5
NA
NA
2/27/2040
39,474,000.00
0.00
0.00
39,474,000.00
39,474,000.00
0.00
0.00
0.00
0.00
0.00
A6
NA
NA
2/27/2040
62,852,741.99
0.00
0.00
72,974,519.99
101,391,000.00
10,121,778.00
0.00
0.00
0.00
0.00
A7
NA
NA
2/27/2040
117,459,000.00
0.00
0.00
117,459,000.00
117,459,000.00
0.00
0.00
0.00
0.00
0.00
A8
NA
NA
2/27/2040
19,073,000.00
0.00
0.00
19,073,000.00
19,073,000.00
0.00
0.00
0.00
0.00
0.00
A9
NA
NA
2/27/2040
22,282,216.00
0.00
0.00
22,282,216.00
22,282,216.00
0.00
0.00
0.00
0.00
0.00
A10
NA
NA
2/27/2040
10,820,784.00
0.00
0.00
10,820,784.00
10,820,784.00
0.00
0.00
0.00
0.00
0.00
A11
NA
NA
2/27/2040
10,726,000.00
0.00
0.00
10,726,000.00
10,726,000.00
0.00
0.00
0.00
0.00
0.00
M1
NA
NA
2/27/2040
22,122,000.00
0.00
0.00
22,122,000.00
22,122,000.00
0.00
0.00
0.00
0.00
0.00
M2
NA
NA
2/27/2040
12,845,000.00
0.00
0.00
12,845,000.00
12,845,000.00
0.00
0.00
0.00
0.00
0.00
M3
NA
NA
2/27/2040
12,844,000.00
0.00
0.00
12,844,000.00
12,844,000.00
0.00
0.00
0.00
0.00
0.00
M4
NA
NA
2/27/2040
16,413,000.00
0.00
0.00
16,413,000.00
16,413,000.00
0.00
0.00
0.00
0.00
0.00
M5
NA
NA
2/27/2040
4,995,000.00
0.00
0.00
4,995,000.00
4,995,000.00
0.00
0.00
0.00
0.00
0.00
M6
NA
NA
2/27/2040
7,136,000.00
0.00
0.00
7,136,000.00
7,136,000.00
0.00
0.00
0.00
0.00
0.00
M7
NA
NA
2/27/2040
7,136,000.00
0.00
0.00
7,136,000.00
7,136,000.00
0.00
0.00
0.00
0.00
0.00
M8
NA
NA
2/27/2040
7,136,000.00
0.00
0.00
7,136,000.00
7,136,000.00
0.00
0.00
0.00
0.00
0.00
M9
NA
NA
2/27/2040
7,136,000.00
0.00
0.00
7,136,000.00
7,136,000.00
0.00
0.00
0.00
0.00
0.00
B
NA
NA
2/27/2040
3,925,000.00
0.00
0.00
3,925,000.00
3,925,000.00
0.00
0.00
0.00
0.00
0.00
X
NA
NA
2/27/2040
629,051,094.83
0.00
0.00
652,870,339.60
713,599,311.97
0.00
0.00
0.00
0.00
0.00
P
NA
NA
2/27/2040
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
23,819,244.77
0.00
0.00
0.00
710,032,100.00
625,483,882.86
649,303,127.63
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
1,209.21
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
694.17
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
1,903.38
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
368,983.47
368,983.47
Total Excess Allocated to the Bonds
367,080.09
)
(1,903.38
Aggregate Interest Adjustment Allocated to the Bonds
0.00
368,983.47
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Counterparty.........................................................................
Net Swap payment payable to the Supplemental Interest Trust................................................................
Swap Termination payment payable to the Supplemental Interest Trust..............................................
Swap Termination payment payable to the Swap Counterparty...........................................................
516,886.95
0.00
0.00
0.00

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
1.46%
1.43%
0.38%
0.33%
9
0.23%
969,806
0.15%
0.68%
0.61%
0.00%
0.00%
25-Jul-05
58
9,017,431
15
2,088,503
27
3,820,948
0
0
3,866
613,154,407
97.26%
97.47%
1.44%
1.17%
0.37%
0.18%
5
0.12%
982,200
0.15%
0.37%
0.35%
0.00%
0.00%
27-Jun-05
59
7,623,693
15
1,184,854
15
2,303,294
0
0
4,003
640,776,299
97.71%
98.15%
0.90%
0.81%
0.21%
0.16%
8
0.19%
1,164,073
0.17%
0.00%
0.00%
0.00%
0.00%
25-May-05
38
5,464,733
9
1,044,858
0
0
0
0
4,144
665,180,219
98.69%
98.86%
0.91%
0.77%
0.16%
0.20%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
39
5,318,864
7
1,387,522
0
0
0
0
4,223
681,272,675
98.92%
99.03%
0.21%
0.26%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
9
1,827,986
0
0
0
0
0
0
4,324
700,125,331
99.79%
99.74%
0.02%
0.01%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
1
70,915
0
0
0
0
0
0
4,371
710,948,614
99.98%
99.99%

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 1
0.37%
0.30%
0.24%
0.15%
0
0.00%
0
0.00%
0.49%
0.28%
0.00%
0.00%
25-Jul-05
3
359,284
2
180,117
4
332,583
0
0
808
117,229,629
98.90%
99.26%
0.60%
0.33%
0.36%
0.19%
0
0.00%
0
0.00%
0.36%
0.20%
0.00%
0.00%
27-Jun-05
5
393,120
3
225,676
3
239,715
0
0
819
119,862,227
98.67%
99.29%
0.48%
0.38%
0.00%
0.00%
3
0.36%
240,048
0.20%
0.00%
0.00%
0.00%
0.00%
25-May-05
4
458,726
0
0
0
0
0
0
830
121,625,597
99.16%
99.43%
0.83%
0.73%
0.12%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
7
905,249
1
103,724
0
0
0
0
838
123,147,022
99.05%
99.19%
0.12%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
1
103,793
0
0
0
0
0
0
853
125,028,657
99.88%
99.92%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
0
0
0
0
0
0
0
0
857
125,674,992
100.00%
100.00%

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 2
1.75%
1.71%
0.21%
0.19%
6
0.32%
901,712
0.33%
0.90%
0.72%
0.00%
0.00%
25-Jul-05
33
4,615,141
4
501,020
17
1,938,854
0
0
1,826
262,443,044
96.82%
97.06%
1.49%
1.26%
0.31%
0.22%
4
0.21%
959,702
0.34%
0.41%
0.22%
0.00%
0.00%
27-Jun-05
29
3,544,110
6
629,119
8
610,939
0
0
1,897
275,734,242
97.58%
97.96%
0.90%
0.79%
0.30%
0.15%
3
0.15%
360,013
0.12%
0.00%
0.00%
0.00%
0.00%
25-May-05
18
2,302,437
6
438,770
0
0
0
0
1,975
286,955,536
98.65%
98.93%
0.69%
0.47%
0.25%
0.32%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
14
1,394,308
5
958,409
0
0
0
0
2,014
293,857,308
99.07%
99.21%
0.24%
0.29%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
5
870,571
0
0
0
0
0
0
2,066
302,765,051
99.76%
99.71%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
0
0
0
0
0
0
0
0
2,090
307,781,456
100.00%
100.00%

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 3
1.73%
1.68%
0.71%
0.59%
3
0.24%
68,093
0.03%
0.47%
0.64%
0.00%
0.00%
25-Jul-05
22
4,043,006
9
1,407,366
6
1,549,511
0
0
1,232
233,481,733
96.86%
97.06%
1.89%
1.47%
0.45%
0.13%
1
0.08%
22,498
0.01%
0.30%
0.58%
0.00%
0.00%
27-Jun-05
25
3,686,463
6
330,058
4
1,452,640
0
0
1,287
245,179,829
97.28%
97.81%
1.18%
1.04%
0.22%
0.23%
2
0.15%
564,012
0.22%
0.00%
0.00%
0.00%
0.00%
25-May-05
16
2,703,569
3
606,088
0
0
0
0
1,339
256,599,086
98.46%
98.51%
1.29%
1.13%
0.07%
0.12%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
18
3,019,306
1
325,389
0
0
0
0
1,371
264,268,345
98.63%
98.75%
0.21%
0.31%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
3
853,622
0
0
0
0
0
0
1,405
272,331,624
99.79%
99.69%
0.07%
0.03%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-05
1
70,915
0
0
0
0
0
0
1,424
277,492,166
99.93%
99.97%

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Jul-05
0
0
2
125,902
0
0
0
0
25
3,695,046
162,309
3
0.00%
0.00%
0.05%
0.02%
0.63%
0.59%
0.00%
0.00% 0.00%
0.00% 0.08%
0.03%
0.00%
0.00%
0.35%
0.22%
0
0
14
1,370,829
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
1
76,980
1
21,438
15
2,303,294
187,249
1
0.00%
0.00%
0.00%
0.00%
0.37%
0.35%
0.02%
0.01% 0.02%
0.00% 0.02%
0.03%
0.00%
0.00%
0.27%
0.17%
0
0
11
1,123,714
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 1
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Jul-05
0
0
0
0
0
0
0
0
4
332,583
0
0
0.00%
0.00%
0.00%
0.00%
0.49%
0.28%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.37%
0.40%
0
0
3
469,653
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
3
239,715
0
0
0.00%
0.00%
0.00%
0.00%
0.36%
0.20%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.24%
0.32%
0
0
2
380,546
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 2
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Jul-05
0
0
1
54,901
0
0
0
0
16
1,883,953
140,899
2
0.00%
0.00%
0.05%
0.02%
0.85%
0.70%
0.00%
0.00% 0.00%
0.00% 0.11%
0.05%
0.00%
0.00%
0.27%
0.13%
0
0
5
361,495
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
1
76,980
0
0
8
610,939
187,249
1
0.00%
0.00%
0.00%
0.00%
0.41%
0.22%
0.05%
0.03% 0.00%
0.00% 0.05%
0.07%
0.00%
0.00%
0.21%
0.11%
0
0
4
321,545
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 3
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Jul-05
0
0
1
71,001
0
0
0
0
5
1,478,510
21,410
1
0.00%
0.00%
0.08%
0.03%
0.39%
0.61%
0.00%
0.00% 0.00%
0.00% 0.08%
0.01%
0.00%
0.00%
0.47%
0.22%
0
0
6
539,681
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
1
21,438
4
1,452,640
0
0
0.00%
0.00%
0.00%
0.00%
0.30%
0.58%
0.00%
0.00% 0.08%
0.01% 0.00%
0.00%
0.00%
0.00%
0.38%
0.17%
0
0
5
421,623
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Jul-05
3,975
90.73%
629,051,095
88.15%
2.98%
3.57%
0
0.00%
0
0.00%
351
7.37%
6.39%
122
23,306,692
0.00
0.00
0.00
0.00
27-Jun-05
4,097
93.52%
652,870,340
91.49%
2.43%
2.89%
0
0.00%
0
0.00%
351
7.37%
6.39%
102
19,433,213
0.00
0.00
0.00
0.00
25-May-05
4,199
95.85%
672,853,882
94.29%
1.64%
2.12%
0
0.00%
0
0.00%
351
7.37%
6.39%
70
14,560,921
0.00
0.00
0.00
0.00
25-Apr-05
4,269
97.44%
687,979,061
96.41%
1.48%
1.91%
0
0.00%
0
0.00%
351
7.38%
6.40%
64
13,389,295
0.00
0.00
0.00
0.00
25-Mar-05
4,333
98.90%
701,953,318
98.37%
0.89%
1.19%
0
0.00%
0
0.00%
351
7.38%
6.40%
39
8,482,373
0.00
0.00
0.00
0.00
25-Feb-05
4,372
99.79%
711,019,529
99.64%
0.21%
0.28%
0
0.00%
0
0.00%
351
7.39%
6.40%
9
2,032,474
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 1
25-Jul-05
817
18.65%
118,101,613
16.55%
1.57%
2.06%
0
0.00%
0
0.00%
340
7.18%
6.09%
13
2,484,968
0.00
0.00
0.00
0.00
27-Jun-05
830
18.95%
120,720,739
16.92%
0.84%
1.20%
0
0.00%
0
0.00%
340
7.18%
6.10%
7
1,464,214
0.00
0.00
0.00
0.00
25-May-05
837
19.11%
122,324,371
17.14%
1.06%
1.36%
0
0.00%
0
0.00%
340
7.18%
6.09%
9
1,688,110
0.00
0.00
0.00
0.00
25-Apr-05
846
19.31%
124,155,995
17.40%
0.94%
0.67%
0
0.00%
0
0.00%
340
7.18%
6.09%
8
837,981
0.00
0.00
0.00
0.00
25-Mar-05
854
19.49%
125,132,450
17.54%
0.35%
0.31%
0
0.00%
0
0.00%
340
7.18%
6.09%
3
385,352
0.00
0.00
0.00
0.00
25-Feb-05
857
19.56%
125,674,992
17.61%
0.00%
0.00%
0
0.00%
0
0.00%
340
7.18%
6.09%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 2
25-Jul-05
1,886
43.05%
270,399,772
37.89%
2.98%
3.85%
0
0.00%
0
0.00%
357
7.46%
6.47%
58
10,848,038
0.00
0.00
0.00
0.00
27-Jun-05
1,944
44.37%
281,478,113
39.44%
2.90%
2.88%
0
0.00%
0
0.00%
357
7.47%
6.48%
58
8,348,914
0.00
0.00
0.00
0.00
25-May-05
2,002
45.70%
290,056,756
40.65%
1.52%
1.99%
0
0.00%
0
0.00%
357
7.47%
6.47%
31
5,905,062
0.00
0.00
0.00
0.00
25-Apr-05
2,033
46.40%
296,210,026
41.51%
1.83%
2.37%
0
0.00%
0
0.00%
357
7.48%
6.49%
38
7,183,859
0.00
0.00
0.00
0.00
25-Mar-05
2,071
47.27%
303,635,622
42.55%
0.91%
1.27%
0
0.00%
0
0.00%
357
7.48%
6.49%
19
3,903,744
0.00
0.00
0.00
0.00
25-Feb-05
2,090
47.71%
307,781,456
43.13%
0.24%
0.22%
0
0.00%
0
0.00%
357
7.48%
6.49%
5
670,509
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 3
25-Jul-05
1,272
29.03%
240,549,710
33.71%
3.85%
3.98%
0
0.00%
0
0.00%
350
7.36%
6.44%
51
9,973,686
0.00
0.00
0.00
0.00
27-Jun-05
1,323
30.20%
250,671,488
35.13%
2.72%
3.69%
0
0.00%
0
0.00%
350
7.36%
6.44%
37
9,620,084
0.00
0.00
0.00
0.00
25-May-05
1,360
31.04%
260,472,755
36.50%
2.16%
2.60%
0
0.00%
0
0.00%
350
7.36%
6.45%
30
6,967,749
0.00
0.00
0.00
0.00
25-Apr-05
1,390
31.73%
267,613,039
37.50%
1.28%
1.96%
0
0.00%
0
0.00%
350
7.37%
6.45%
18
5,367,455
0.00
0.00
0.00
0.00
25-Mar-05
1,408
32.14%
273,185,246
38.28%
1.19%
1.51%
0
0.00%
0
0.00%
350
7.37%
6.44%
17
4,193,277
0.00
0.00
0.00
0.00
25-Feb-05
1,425
32.53%
277,563,081
38.90%
0.28%
0.49%
0
0.00%
0
0.00%
350
7.37%
6.45%
4
1,361,965
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 1
Current Total
Cumulative
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 2
Current Total
Cumulative
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Jul-05
25-Jul-05
27-Jun-05
25-Aug-05
22-Jul-05
Mortgage Pass-Through Certificates
Series 2005-NC1
ABN AMRO Acct: 722341.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 3
Current Total
Cumulative
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 722341.1
Series 2005-NC1
Mortgage Pass-Through Certificates
22-Jul-05
25-Aug-05
27-Jun-05
25-Jul-05
25-Jul-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
21-Jul-2005 - 18:34 (T775-T800, T874, T875) (c) 2005 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)